UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2015

Frontier Communications Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11001	06-0619596
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 614-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 5, 2015, Frontier Communications Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Verizon Communications Inc. (“Verizon”), pursuant to which the Company has agreed to acquire all of the issued and outstanding limited liability company interests of a limited liability company to be formed by Verizon (“Newco”), which will hold the outstanding limited liability company interests and capital stock of Verizon Florida LLC, GTE Southwest Incorporated and Verizon California Inc. (collectively with Newco, the “Transferred Companies”), from Verizon for a purchase price of $10.54 billion in cash, plus (x) any amount required to be paid, refunded, deferred, escrowed or foregone by Verizon as a condition to obtaining any required governmental consents in California, Texas or Florida (collectively the “States”) to consummate the transaction, minus (y) the amount of the net indebtedness of the Transferred Companies (together with accrued and unpaid interest thereon) at closing, minus (z) any adjustment to the purchase price if the total revenues set forth in the audited 2014 financial statements of the Transferred Business (as defined below) are less than a specified amount. The purchase price is also subject to a customary adjustment based on the net working capital of the Transferred Companies at closing. The Company and Verizon have agreed to treat the transaction for U.S. federal income tax purposes as an acquisition and sale of all of the assets of the Transferred Companies. The Transferred Companies operate, among other things, Verizon’s wireline business and statewide fiber network that provides services to residential, commercial and wholesale customers in the States. As part of the transaction, the Company will also acquire certain FiOS video customers in the States.

Prior to the closing under the Securities Purchase Agreement, (i) Verizon will transfer to the Transferred Companies certain assets and cause the Transferred Companies to assume certain liabilities relating to the business to be acquired and (ii) the Transferred Companies will transfer to Verizon certain assets, and Verizon will assume certain liabilities of the Transferred Companies, to be retained by Verizon following the closing (the Transferred Companies, taking into account such transactions, being referred to as the “Transferred Business”).

Consummation of the transactions contemplated by the Securities Purchase Agreement is subject to the satisfaction of certain conditions, including (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) receipt of the necessary approvals required to be obtained from the Federal Communications Commission, the California Public Utility Commission and the Public Utility Commission of Texas, and (iii) receipt of such other approvals required to be obtained from certain other state and local regulatory bodies, except for those approvals the failure of which to be obtained would not reasonably be expected to be materially adverse in relation to the Transferred Business.

The Company’s obligation to consummate the transactions contemplated by the Securities Purchase Agreement is also subject to, among other things, (i) the completion of an extraction of customer data for the Transferred Business that meets certain requirements, (ii) Verizon’s delivery of certain financial statements and unqualified auditor reports related thereto required to be delivered pursuant to the Securities Purchase Agreement prior to the closing and (iii) the absence of a Seller Material Adverse Effect (as defined in the Securities Purchase Agreement) after the date of the Securities Purchase Agreement. In addition, the Company is not obligated to proceed with the closing under the Securities Purchase Agreement until the third business day following the Marketing Period Termination Date (as defined in the Securities Purchase Agreement).

The parties to the Securities Purchase Agreement have made to each other certain representations and warranties, and have agreed to certain covenants and agreements, including with respect to cooperation, regulatory approvals, the financial statements for the Transferred Business, the Company’s financing of the transaction, the conduct and operation of the Transferred Companies prior to the closing and similar matters. In addition, the Securities Purchase Agreement contemplates that Verizon and the Company will enter into certain ancillary agreements in connection with the transaction.

Pursuant to the Securities Purchase Agreement, subject to certain limitations, Verizon has agreed to indemnify the Company from any losses incurred by the Company arising out of or resulting from (i) any breach of representation or warranty made by Verizon, (ii) any breach of any covenant or agreement of Verizon, (iii) any Excluded Liabilities (as defined in the Securities Purchase Agreement), (iv) any indebtedness of the Transferred Companies existing as of immediately prior to the Closing and not taken into account in the purchase price and (v) any universal service funding contributions that relate to the provision of services conducted by the business to be acquired prior to the closing. Subject to certain limitations, the Company has agreed to indemnify Verizon from any losses incurred by Verizon arising out of or resulting from (i) any breach of representation or warranty made by the Company, (ii) except to the extent that Verizon has indemnification obligations with respect thereto, any Assumed Liabilities (as defined in the Securities Purchase Agreement) or other liabilities that the Company has expressly agreed to assume pursuant to the Securities Purchase Agreement, and (iii) any breach of any covenant or agreement of the Company.

The Securities Purchase Agreement may be terminated in certain circumstances, including, among others, if the transaction does not close by April 5, 2016 (subject to extension to August 5, 2016 in certain circumstances). Additionally, either party may terminate the Securities Purchase Agreement upon a breach by the other party of any representation, warranty, covenant or agreement made by such breaching party in the Securities Purchase Agreement, such that the conditions related to the representations, warranties, covenants and agreements made by such breaching party would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of 60 days after written notice or the termination date of the Securities Purchase Agreement.

In connection with the execution of the Securities Purchase Agreement, the Company has entered into a commitment letter (the “Commitment Letter”), dated February 5, 2015, with JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (such financial institutions being referred to as the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide two bridge loan facilities for a total amount of $11.594 billion for the purposes of funding (i) the cash consideration for the acquisition of the limited liability company interests of Newco and (ii) the fees and expenses incurred in connection with the transactions contemplated by the Securities Purchase Agreement. The financing commitments of the Commitment Parties are subject to various conditions set forth in the Commitment Letter.

This description of the terms of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement

The agreements herein have been included to provide investors with information regarding their terms. Except for their status as the contractual document that established and governs the legal relations amongst the parties thereto with respect to the transactions described above, the agreements included herein are not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants made by the parties in the agreements included herein are qualified as described in such agreements. Representations and warranties may be used as a tool to allocate risks among the parties, including where the parties do not have complete knowledge of all facts. Investors are not third party beneficiaries under the agreements included herein and should not rely on the representations, warranties or covenants or any description hereof as characterization of the actual state of facts or condition of the Company, Verizon or any of their respective affiliates, or the Transferred Business.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 5, 2015, the Company issued a press release announcing that it has signed a definitive agreement with Verizon under which the Company will acquire the Transferred Business from Verizon. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

On February 5, 2015, the Company will host a conference call with financial analysts and investors to discuss the announcement of the transaction and answer questions. A copy of investor presentation materials is furnished herewith as Exhibit 99.2 to this Form 8-K.

The information furnished in Item 7.01 of this Form 8-K and in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains “forward-looking statements,” statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: risks related to the pending acquisition of properties from Verizon, including our ability to complete the acquisition of such operations, our ability to successfully integrate operations, our ability to realize anticipated cost savings, sufficiency of the assets to be acquired from Verizon, our ability to migrate Verizon’s operations from Verizon owned and operated systems and processes to our owned and operated systems and processes successfully, failure to enter into or obtain, or delays in entering into or obtaining, certain agreements and consents necessary to operate the acquired business as planned, failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the acquisition, and increased expenses incurred due to activities related to the transaction; our ability to meet our debt and debt service; risks related to the recently-concluded Connecticut acquisition, including our ability to successfully integrate the Connecticut operations, diversion of management’s attention, effects of increased expenses or unanticipated liabilities, and our ability to realize anticipated cost savings; our ability to meet our debt and debt service obligations; competition from cable, wireless and other wireline carriers and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2015 and beyond; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the ability, or increase the cost, of financing to us; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; and the impact of potential information technology or data security breaches or other disruptions. These and other uncertainties related to the Company’s business are described in greater detail in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. The Company does not intend to update or revise these forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Securities Purchase Agreement, dated as of February 5, 2015, by and between Verizon Communications Inc. and Frontier Communications Corporation*

99.1	Press Release of Frontier Communications Corporation released on February 5, 2015

99.2	Investor Presentation, dated February 5, 2015

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION
(Registrant)

Date: February 5, 2015	/s/ David G. Schwartz
	Name:	David G. Schwartz
	Title:	Vice President, Corporate Counsel and Assistant Secretary

Exhibits

Exhibit Number	Description of Exhibit

2.1	Securities Purchase Agreement, dated as of February 5, 2015, by and between Verizon Communications Inc. and Frontier Communications Corporation*

99.1	Press Release of Frontier Communications Corporation released on February 5, 2015

99.2	Investor Presentation, dated February 5, 2015

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.